UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2026
Arbor Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Earle Ovington Boulevard, Suite 900 Uniondale, NY	11553
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 506-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange
Preferred Stock, 6.25% Series E Cumulative Redeemable, par value $0.01 per share	ABR-PE	New York Stock Exchange
Preferred Stock, 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable, par value $0.01 per share	ABR-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 11, 2026, Arbor Realty Trust, Inc. (“Arbor”) announced that its consolidated subsidiary, Arbor Realty Commercial Real Estate Notes 2026-FL2, LLC (the “Issuer”), issued $730,125,000 principal amount of investment grade-rated notes (the “Offered Notes”) and $94,875,000 principal amount of below investment grade-rated notes (collectively with the Offered Notes, the “Notes”), evidencing a commercial real estate mortgage loan securitization (the “Securitization”), and sold such Notes in a private placement. Consolidated subsidiaries of Arbor purchased $94,875,000 of below investment grade-rated notes and $17,532,000 of investment grade-rated notes.
The Notes were issued pursuant to an indenture, dated as of August 11, 2026 (the “Indenture”), by and among the Issuer, Arbor Realty SR, Inc., as advancing agent, Wilmington Trust, National Association, as trustee (the “Trustee”) and Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, securities intermediary, backup advancing agent and notes registrar (the “Note Administrator”) and Computershare Trust Company, National Association, as custodian. The information contained in Item 2.03 of this Form 8-K regarding the terms of the Indenture and the Notes is incorporated by reference into this Item 1.01.
The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
The proceeds of this Securitization will be used to repay borrowings under Arbor’s current credit facilities, pay transaction expenses and fund future loans and investments.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The aggregate principal amounts of the following nine classes of Notes (each, a “Class”) were issued pursuant to the terms of the Indenture: (1) $478,500,000 aggregate principal amount of Class A Senior Secured Floating Rate Notes (“Class A Notes”); (2) $99,000,000 aggregate principal amount of Class A-S Secured Floating Rate Notes (“Class A-S Notes”); (3) $50,531,000 aggregate principal amount of Class B Secured Floating Rate Notes (“Class B Notes”); (4) $48,469,000 aggregate principal amount of Class C Secured Floating Rate Notes (“Class C Notes”); (5) $36,093,000 aggregate principal amount of Class D Secured Floating Rate Notes (“Class D Notes”); (6) $17,532,000 aggregate principal amount of Class E Secured Floating Rate Notes (“Class E Notes”); (7) $26,812,000 aggregate principal amount of Class F Secured Floating Rate Notes (“Class F Notes”); (8) $18,563,000 aggregate principal amount of Class G Secured Floating Rate Notes (“Class G Notes” and, together with the Class F Notes and the Offered Notes, the “Secured Notes”); and (9) $49,500,000 aggregate principal amount of Income Notes (“Income Notes”). The Class E Notes, Class F Notes, Class G Notes and Income Notes were purchased by consolidated subsidiaries of Arbor.
As of August 11, 2026 (the “Closing Date”), the Secured Notes are secured by a portfolio of real estate related assets and cash with a face value of approximately $825,000,000, with real estate related assets consisting primarily of first-lien mortgage bridge loans and interests therein. Through its ownership of the equity of the Issuer, Arbor intends to own the portfolio of collateral interests until its maturity and will account for the issuance of the Offered Notes on its balance sheet as a financing. The financing has a reinvestment period of approximately two years and six months that allows the principal proceeds and sale proceeds (if any) of the collateral interests to be reinvested in qualifying replacement collateral interests, subject to the satisfaction of certain conditions set forth in the Indenture. The proceeds of the issuance of the securities also includes $56,739,665 for the purpose of acquiring additional collateral interests for a period of up to 180 days from the Closing Date (or an additional 30 days in the case of collateral interests for which binding commitments to purchase have been entered into during the 180-day period), at which point it is expected that the Issuer will own collateral interests with a face value of approximately $825,000,000. If the Issuer is unable to invest any financing capacity in suitable collateral interests within such time period, remaining cash and cash equivalents (excluding, at the election of the Collateral Manager (as defined below), an amount up to $10,000,000 to be held for the purchase of collateral interests during the reinvestment period) will be used to redeem the Notes in order of seniority pursuant to the Indenture.
The collateral interests acquired on the Closing Date were purchased by the Issuer from a consolidated subsidiary of Arbor, and the seller made certain representations and warranties to the Issuer with respect to the collateral interests it sold. If any such representations or warranties are materially inaccurate, the Issuer may compel the seller to repurchase the affected collateral interests from it for an amount not exceeding par plus accrued interest and certain additional charges, if then applicable. Additional collateral interests and replacement collateral interests are expected to be purchased on similar terms, pursuant to criteria and conditions set forth in the Indenture.
The Issuer entered into a Collateral Management Agreement with Arbor Realty Collateral Management, LLC, a consolidated subsidiary of Arbor (the “Collateral Manager”) pursuant to which the Collateral Manager has agreed to advise the Issuer on certain matters regarding the collateral interests and other eligible investments securing the Notes. The Collateral Manager has waived its right to receive a management fee for the services rendered under the Collateral Management Agreement.
The Issuer, the Collateral Manager, the Note Administrator and the Trustee entered into a Servicing Agreement with Arbor Multifamily Lending, LLC, a majority-owned subsidiary of Arbor (the “Servicer”) pursuant to which the Servicer has agreed to act as the servicer and special servicer for the collateral interests. In connection with its duties under the Servicing Agreement, the Servicer has waived its right to servicing and special servicing fees but will be entitled to reimbursement of certain costs and expenses.
The Secured Notes were issued by the Issuer and are payable solely from the collateral interests and certain other assets pledged under the Indenture. To the extent the collateral interests and other pledged assets are insufficient to make payments in respect of the Notes, the Issuer will have no obligation to pay any further amounts in respect of the Notes and the Notes will be non-recourse to the Issuer with respect thereto.
The Offered Notes have an initial weighted average interest rate of approximately 1.76% plus Term SOFR. Interest payments on the Notes are payable monthly, beginning on August 20, 2026, to and including the interest payment date in April 2044, the stated maturity date of the Notes. As advancing agent under the Indenture, Arbor Realty SR, Inc., a consolidated subsidiary of Arbor, may be required to advance interest payments due on the Notes on the terms and subject to the conditions set forth in the Indenture. Arbor Realty SR, Inc. is entitled to receive a fee, payable on a monthly basis in accordance with the priority of payments set forth in the Indenture, equal to 0.07% per annum on the aggregate outstanding principal amount of the Notes.
Each Class of Notes will mature at par on the interest payment date in April 2044, unless redeemed or repaid prior thereto. Principal payments on each Class of Notes will be paid at the stated maturity in accordance with the priority of payments set forth in the Indenture. However, it is anticipated that the Notes will be paid in advance of the stated maturity date in accordance with the priority of payments set forth in the Indenture. The weighted average life of the Notes is currently expected to be between 2.84 years and 4.37 years. The calculation of the weighted average lives of the Notes assumes certain collateral characteristics including that there are no prepayments, defaults, extensions or delinquencies and that each collateral interest acquired on the Closing Date pays off on the initial maturity date without extension. There is no assurance that such assumptions will be met.
In general, payments of principal and interest (including any defaulted interest amount) on the Class A Notes will be senior to all payments of principal and interest on the Class A-S Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes and Income Notes; payments of principal and interest (including any defaulted interest amount) on the Class A-S Notes will be senior to all payments of principal and interest on the Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes and Income Notes; payments of principal and interest (including any defaulted interest amount) on the Class B Notes will be senior to all payments of principal and interest on the Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes and Income Notes; payments of principal and interest (including any defaulted interest amount) on the Class C Notes will be senior to all payments of principal and interest on the Class D Notes, Class E Notes, Class F Notes, Class G Notes and Income Notes; payments of principal and interest (including any defaulted interest amount) on the Class D Notes will be senior to all payments of principal and interest on the Class E Notes, Class F Notes, Class G Notes and Income Notes; payments of principal and interest (including any defaulted interest amount) on the Class E Notes will be senior to all payments of principal and interest on the Class F Notes, Class G Notes and Income Notes; payments of principal and interest (including any defaulted interest amount or deferred interest amount) on the Class F Notes will be senior to all payments of principal and interest on the Class G Notes and Income Notes; and payments of principal and interest (including any defaulted interest amount or deferred interest amount) on the Class G Notes will be senior to all payments of principal and interest on the Income Notes.
The Notes are subject to a clean-up call redemption (at the option of and at the direction of the Collateral Manager), in whole but not in part, on any interest payment date on which the aggregate outstanding principal amount of the Offered Notes has been reduced to 10% or less of the aggregate outstanding principal amount of the Offered Notes on the issuance date.
Subject to certain conditions described in the Indenture, on the interest payment date in February 2029, and on any interest payment date thereafter, the Issuer may redeem the Notes at the direction of the holders of a majority of the Income Notes.
The Offered Notes are also subject to a mandatory redemption on any interest payment date on which certain note protection tests set forth in the Indenture are not satisfied or if ratings assigned to the Notes as of the Closing Date are not confirmed after the end of the up to180-day period for the purchase of additional assets. Any mandatory redemption of the Offered Notes is to be paid from interest and principal proceeds of the collateral interests in accordance with the priority of payments set forth in the Indenture, until the applicable note protection tests are satisfied or the applicable ratings are reinstated or, if sooner, until such Offered Notes have been paid in full.
If certain events occur that would make the Issuer subject to paying U.S. federal income taxes or would make certain payments to or from the Issuer subject to withholding tax, then the holders of a majority of the Income Notes may require that the Issuer prepay all of the Notes.
Arbor Realty SR, Inc. has agreed to comply with the retention requirements of Regulation RR under the Securities Exchange Act of 1934, as amended, by causing a “majority-owned affiliate” (as defined in Regulation RR) to retain the Income Notes in an amount equal to not less than 5% of the aggregate fair value of the Notes as of the Closing Date. However, if Regulation RR is modified or repealed, Arbor Realty SR, Inc. may choose to comply with Regulation RR as is then in effect.
The redemption price for each Class of Secured Notes is generally the aggregate outstanding principal amount of such Class, plus accrued and unpaid interest (including any defaulted interest amounts and deferred interest amounts, as applicable).

In addition to standard events of default, the Indenture also contains the following events of default: (1) a requirement of the Issuer or pool of assets securing the Secured Notes to register as an investment company under the Investment Company Act of 1940, as amended, and (2) the loss of the Issuer’s status as a qualified REIT subsidiary or other disregarded entity of Arbor Realty SR, Inc. for U.S. federal income tax purposes.
Item 7.01    Regulation FD Disclosure.
On August 11, 2026, Arbor issued a press release announcing the closing of the commercial real estate mortgage securitization disclosed in Items 1.01 and 2.03 of this Form 8-K, a copy of which is furnished as Exhibit 99.1 hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit
99.1	Press release, dated August 11, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

Date: August 11, 2026	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer